SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                December 4, 2006
                                ----------------
                Date of Report (Date of earliest event reported)



                        Factory Card & Party Outlet Corp.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)




               Delaware                333-21859          36-3652087
               --------                ---------          ----------
     (State or other jurisdiction     (Commission        (IRS Employer
           of incorporation)          File Number)     Identification No.)

                   2727 Diehl Road, Naperville, Illinois 60563
                   -------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (630) 579-2000
                                 --------------
                         (Registrant's telephone number)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Event.
                  ------------

         On November 27, 2006, Thesis Capital Management ("TCM") issued a press release indicating that it had sent a letter to Factory Card & Party Outlet Corp. ("FCPO") and to FCPO's Board regarding certain matters and attaching a copy of that letter. In its letter, TCM requested that FCPO's Board consider the matters set forth in the letter. On December 4, 2006, FCPO's Chairman responded to TCM's letter on behalf of FCPO's Board. A copy of the response letter is filed herewith as an Exhibit.

Item 9.01         Financial Statements and Exhibits.
                  ----------------------------------

     99.1 Response letter to Thesis Capital Management, dated December 4, 2006, of Factory Card & Party Outlet Corp.



                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FACTORY CARD & PARTY OUTLET CORP.


                                    /s/ Gary W. Rada
                                    --------------------------------------------
                                    Gary W. Rada
Dated:  December 4, 2006            President and Chief Executive Officer

                                  EXHIBIT INDEX





     Exhibit
       No.                             Description
       ---                             -----------
       99.1 Response letter to Thesis Capital Management, dated December 4, 2006, of Factory Card & Party Outlet Corp.